UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2006
ERICO INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	333-115267	34-0201460

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30575 Bainbridge Road
Suite 300
Solon, Ohio 44139
(440) 349-2630

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     The ultimate parent company of ERICO International Corporation, ERICO Global Company ("Global"), and an affiliate of Court Square Capital Partners II, L.P., Citigroup Venture Capital Equity Partners, L.P., have reached an agreement in principle to undertake a recapitalization whereby Global will repurchase all of the Global shares held by Global’s majority shareholder, Citigroup Venture Capital Equity Partners, L.P., and certain of its affiliates, and potentially certain management shareholders of the Company. The transaction sets the enterprise value for Global at $675 million.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2006	ERICO INTERNATIONAL CORPORATION

	By:	/s/ Jeffrey R. Steinhilber

		Name: Title:	Jeffrey R. Steinhilber Executive Vice President and Chief Financial Officer